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      As filed with the Securities and Exchange Commission on July 13, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) July 12, 2000


                             PHARMACIA CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-2516                                            43-0420020
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(Commission File Number)                       (IRS Employer Identification No.)


 100 Route 206 North, Peapack, New Jersey                               07977
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (908) 901-8000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously reported, on May 18, 2000, Pharmacia Corporation (formerly Monsanto Company) (the "Registrant") engaged PricewaterhouseCoopers LLP as its principal independent accountant to report on its consolidated financial statements for the three years ended December 31, 1999, which were restated to give retroactive effect to the merger of a subsidiary of Monsanto Company and Pharmacia & Upjohn, Inc. as a pooling of interests. PricewaterhouseCoopers LLP replaced Deloitte & Touche LLP as the Registrant's principal independent accountant for that purpose. Upon consummation of the merger, Monsanto Company changed its name to Pharmacia Corporation.

Subsequently, effective July 12, 2000, Deloitte & Touche LLP has been dismissed as the Registrant's principal independent accountant and PricewaterhouseCoopers LLP has been engaged as the Registrant's principal independent accountant. The decision to engage PricewaterhouseCoopers LLP was approved by the Audit and Finance Committee of the Registrant's Board of Directors.

The reports of Deloitte & Touche LLP on the financial statements of the pre-merger Monsanto Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with such audits for the two most recent fiscal years and through June 30, 2000, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements of the pre-merger Monsanto Company for such years.

The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 12, 2000, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               Financial Statements of Business Acquired

                  Not Applicable.

(b)               Pro Forma Financial Information

                  Not Applicable.

(c)               Exhibits

                  16    Letter of Deloitte & Touche, dated July 12, 2000.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PHARMACIA CORPORATION



Dated:  July 13, 2000             By: /s/ Don W. Schmitz
                                      ------------------
                                      Name:  Don W. Schmitz
                                      Title: Vice President, Associate General
                                             Counsel and Corporate Secretary



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                                INDEX TO EXHIBITS


      EXHIBIT NO.         EXHIBIT

           16             Letter of Deloitte & Touche, dated July 12, 2000.